                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-74245, 333-39450, and 333-67720) of
Suite101.com, Inc. of our report dated March 13, 2003 relating to the financial statements, which appear in this Form 10-KSB.


N.I. Cameron Inc. (signed)
----------------------------------------
N.I. Cameron Inc. CA's



Vancouver, B.C.
March 27, 2003